As filed with the Securities and Exchange Commission on October 29, 1999


                                                Securities Act File No. 33-28248
                                        Investment Company Act File No. 811-5723
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           Pre-Effective Amendment No.                       |_|
                         Post-Effective Amendment No. 14                     |X|
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                                Amendment No. 16                             |X|
                        (Check appropriate box or boxes)


                              --------------------

               Merrill Lynch Developing Capital Markets Fund, Inc. (Exact Name of Registrant as Specified in Charter)

              800 Scudders Mill Road, Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (609) 282-2800

                                 Terry K. Glenn
               Merrill Lynch Developing Capital Markets Fund, Inc.
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
        Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                     (Name and Address of Agent for Service)

                              --------------------

                                   Copies to:
        Counsel for the Fund                      Michael J. Hennewinkel, Esq.
         BROWN & WOOD LLP                                 MERRILL LYNCH
      One World Trade Center                            ASSET MANAGEMENT
   New York, New York 10048-0557                         P.O. Box 9011
Attention: Thomas R. Smith, Jr., Esq.           Princeton, New Jersey 08543-9011
           Frank P. Bruno, Esq.

                              --------------------

  It is proposed that this filing will become effective (check appropriate box):

  |X| immediately upon filing pursuant to paragraph (b)
  |_| on (date) pursuant to paragraph (b)
  |_| 60 days after filing pursuant to paragraph (a)(1)
  |_| on (date) pursuant to paragraph (a)(1)
  |_| 75 days after filing pursuant to paragraph (a)(2)
  |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

  |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              --------------------

 Title of Securities Being Registered: Common Stock, par value $.10 per share.
================================================================================

                                                            [LOGO] Merrill Lynch

                                   Prospectus



                        Merrill Lynch Developing Capital Markets Fund, Inc.


                                                           October 29, 1999


This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               Table of Contents

                                                                            PAGE
[ICON]    KEY FACTS
          ----------------------------------------------------------------------

          Merrill Lynch Developing Capital Markets Fund at a Glance .......... 3

          Risk/Return Bar Chart .............................................. 6
          Fees and Expenses .................................................. 7

[ICON]    DETAILS ABOUT THE FUND
          ----------------------------------------------------------------------
          How the Fund Invests ............................................... 9
          Investment Risks ...................................................12

[ICON]    YOUR ACCOUNT
          ----------------------------------------------------------------------
          Merrill Lynch Select Pricing(SM) System ............................20
          How to Buy, Sell, Transfer and Exchange Shares .....................25
          Participation in Merrill Lynch Fee-Based Programs ..................29

[ICON]    MANAGEMENT OF THE FUND
          ----------------------------------------------------------------------
          Merrill Lynch Asset Management .....................................32
          Financial Highlights ...............................................33

[ICON]    FOR MORE INFORMATION
          ----------------------------------------------------------------------
          Shareholder Reports ........................................Back Cover
          Statement of Additional Information ........................Back Cover


          MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Key Facts [ICON]


In an effort to help you better
understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Equities -- securities representing
ownership of a company ("stock") or
securities whose price is linked to the
value of securities that represent
company ownership.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND AT A GLANCE

--------------------------------------------------------------------------------

What is the Fund's investment objective?

The investment objective of the Fund is to seek long term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets.

What are the Fund's main investment strategies?

Under normal circumstances the Fund's management tries to achieve its objective by investing at least 65% of the Fund's assets in the equity securities of countries having smaller capital markets. The Fund can also buy fixed-income securities of companies and governments in these countries. The Fund normally invests in at least three countries at any given time. Fund management anticipates that under most circumstances the Fund will have substantial investments in emerging markets. The Fund can invest in securities denominated in either U.S. dollars or foreign currencies. Fund management anticipates that under most circumstances the Fund's investments will primarily be denominated in foreign currencies. The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than most other funds.


Fund management currently considers all countries other than Japan, the United Kingdom, the United States and Germany to be countries having smaller capital markets. As of December 31, 1998, those countries' equity market capitalizations totalled approximately 72.66% of the world's equity market capitalization. The Fund considers an issuer to be located in a country having a smaller capital market if at least 50% of the issuer's assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries.


Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. "Top down" means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements. "Bottom up" means that the Fund also selects investments based on Fund management's assessment of the earning prospects of individual companies. When choosing debt securities, Fund management considers various factors including the operating history, financial resources and credit quality of issuers and yield analysis.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                            3

[ICON] Key Facts

When assessing individual companies, Fund management seeks to identify companies engaged in businesses with attractive earning prospects, sound management and a record of maximizing returns on shareholder equity. Fund management then further considers which of the companies meeting its criteria would be most likely to benefit from the economic circumstances anticipated by Fund management. However, because of the general illiquidity of smaller capital markets, the Fund may limit its investments to a relatively small number of large, actively-traded companies.


The Fund has not established any rating or maturity criteria for the debt securities in which it may invest. The Fund may invest in high yield or "junk bonds" and in certain types of "derivative" securities.


The Fund may hedge all or a portion of its portfolio against interest rate and currency risks through the use of "derivative" securities including options, futures, options on futures and currency transactions. We cannot guarantee that the Fund will achieve its objective.

What are the main risks of investing in the Fund?

As with any fund, the value of the Fund's investments -- and therefore the value of Fund shares -- may fluctuate. These changes may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you may lose money.

The Fund will invest most of its assets in non-U.S. securities. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in countries having smaller capital markets.


Derivatives and high yield bonds may be volatile and subject to liquidity, leverage and credit risk. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.



4                            MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

Who should invest?

The Fund may be an appropriate investment for you if you:


      o Are looking for capital appreciation for long term goals, such as retirement or funding a child's education

      o     Want a professionally managed portfolio

      o     Are looking for exposure to a variety of foreign markets

      o Are willing to accept the risks of foreign investing in order to seek long term capital appreciation

      o     Are not looking for a significant amount of current income



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                            5

[ICON] Key Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class A shares for each complete calendar year since the Fund's inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the Morgan Stanley Capital International ("MSCI") EAFE Index and the MSCI Emerging Markets Free Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

 [The following table was represented as a bar chart in the printed material.]

                   1990                -5.33%
                   1991                23.35%
                   1992                 0.85%
                   1993                68.96%
                   1994               -10.97%
                   1995                -3.43%
                   1996                13.30%
                   1997                -6.81%
                   1998               -32.13%


During the period shown in the bar chart, the highest return for a quarter was 16.90% (quarter ended December 31, 1993) and the lowest return for a quarter was -11.23% (quarter ended September 30, 1990.) The Fund's year-to-date return as of September 30, 1999 was 27.78%.


Average Annual Total  Returns (for the                     Past          Past           Since
calendar year ended December 31, 1998)                   One Year     Five Years      Inception
--------------------------------------------------------------------------------------------------

Merrill Lynch Developing Capital Markets Fund*    A       -35.69%       -10.20%         2.36%+

MSCI EAFE Index**                                          20.00%         9.19%         5.82%++
MSCI Emerging Markets Free Index***                       -25.34%        -9.26%         8.23%++
--------------------------------------------------------------------------------------------------

Merrill Lynch Developing Capital Markets Fund*    B       -35.52%          N/A         -8.25%+++

MSCI EAFE Index**                                          20.00%          N/A          8.21%++++
MSCI Emerging Markets Free Index***                       -25.34%          N/A         -8.02%++++
--------------------------------------------------------------------------------------------------

Merrill Lynch Developing Capital Markets Fund*    C       -33.54%          N/A        -11.80%#

MSCI EAFE Index**                                          20.00%          N/A          8.02%##
MSCI Emerging Markets Free Index***                       -25.34%          N/A        -12.30%##
--------------------------------------------------------------------------------------------------

Merrill Lynch Developing Capital Markets Fund*    D       -35.89%          N/A        -12.23%#

MSCI EAFE Index**                                          20.00%          N/A          8.02%##
MSCI Emerging Markets Free Index***                       -25.34%          N/A        -12.30%##
--------------------------------------------------------------------------------------------------

*     Includes sales charge.
** This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East. Past performance is not predictive of future performance.
*** This umanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. Past performance is not predictive of future performance.
+     Inception date is September 1, 1989.
++    Since August 31, 1989.
+++   Inception date is July 1, 1994.
++++  Since June 30, 1994.

#     Inception date is October 21, 1994.

##    Since October 31, 1994.


6                            MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

UNDERSTANDING EXPENSES

Fund investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses, which all mutual funds may
charge:

Expenses paid directly by the
shareholder:

Shareholder Fees -- these include sales
charges which you may pay when you buy
or sell shares of the Fund.

Expenses paid indirectly by the
shareholder:

Annual Fund Operating Expenses --
expenses that cover the costs of
operating the Fund.

Management Fee -- a fee paid to the
Manager for managing the Fund.

Distribution Fees -- fees used to
support the Fund's marketing and
distribution efforts, such as
compensating Financial Consultants,
advertising and promotion.

Service (Account Maintenance) Fees --
fees used to compensate securities
dealers for account maintenance
activities.


FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from
your investment) (a):                                  Class A     Class B(b)  Class C     Class D
-----------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on
  purchases (as a percentage of offering price)        5.25%(c)       None       None      5.25%(c)
-----------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as
  a percentage of original purchase price or
  redemption proceeds, whichever is lower)              None(d)       4.0%(c)    1.0%(c)    None(d)
-----------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on
  Dividend Reinvestments                                None          None       None       None
-----------------------------------------------------------------------------------------------------
  Redemption Fee                                        None          None       None       None
-----------------------------------------------------------------------------------------------------
  Exchange Fee                                          None          None       None       None
-----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are
deducted from Fund assets):
-----------------------------------------------------------------------------------------------------
  Management Fee                                       1.00%         1.00%      1.00%      1.00%
-----------------------------------------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees(e)           None         1.00%      1.00%      0.25%
-----------------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency
  fees)(f)                                             0.97%         1.04%      1.04%      0.95%
-----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   1.97%         3.04%      3.04%      2.20%
-----------------------------------------------------------------------------------------------------

(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b) Class B shares automatically convert to Class D shares about eight years after you buy them and will no longer be subject to distribution fees.
(c)   Some investors may qualify for reductions in the sales charge (load).
(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended June 30, 1999, the Fund paid the Transfer Agent fees totaling $1,005,323. The Manager provides accounting services to the Fund at its cost. For the fiscal year ended June 30, 1999, the Fund reimbursed the Manager $205,571 for these services.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                            7

[ICON] Key Facts

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

                        1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Class A                  $714           $1,111          $1,532          $2,700
--------------------------------------------------------------------------------
Class B                  $707           $1,139          $1,596          $3,181*
--------------------------------------------------------------------------------
Class C                  $407           $  939          $1,596          $3,355
--------------------------------------------------------------------------------
Class D                  $736           $1,177          $1,643          $2,926
--------------------------------------------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                        1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Class A                  $714           $1,111          $1,532          $2,700
--------------------------------------------------------------------------------
Class B                  $307           $  939          $1,596          $3,181*
--------------------------------------------------------------------------------
Class C                  $307           $  939          $1,596          $3,355
--------------------------------------------------------------------------------
Class D                  $736           $1,177          $1,643          $2,926
--------------------------------------------------------------------------------
* Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.


8                            MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Details About the Fund [ICON]

ABOUT THE PORTFOLIO MANAGER

A. Grace Pineda has been portfolio
manager of the Fund since 1989. Ms.
Pineda has been a First Vice President
of Merrill Lynch Asset Management since
1997 and was a Vice President from 1989
to 1997.

ABOUT THE MANAGER

The Fund is managed by Merrill Lynch
Asset Management.


HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund will invest in securities, principally equities, of issuers in countries having smaller capital markets. Under normal circumstances the Fund's management tries to do this by investing at least 65% of the Fund's assets in the equity securities of countries having smaller capital markets. Equity securities consist of:

      o     Common stock
      o     Preferred stock
      o     Securities convertible into common stock
      o Derivative securities, such as options and futures, the value of which is based on a common stock or group of common stocks.

The Fund will focus on investments in common stock.


The Fund considers "smaller capital markets" to be all markets other than the four largest (based on equity market capitalization). This currently precludes the Fund from investing in companies in Japan, the United Kingdom, the United States and Germany (except for short-term cash positions). As of December 31, 1998, these countries' equity market capitalizations totalled approximately 72.66% of the world's equity market capitalization. The Fund considers an issuer to be located in a country having a smaller capital market if at least 50% of the issuer's assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries. There are no other limits on the geographic allocation of the Fund's investments. Fund management, however, anticipates that a substantial portion of the Fund's investments will be in companies in emerging markets. The Fund may also invest in companies in developed markets, but Fund management anticipates that a greater portion of the Fund's investments will be in companies in emerging markets. The Fund normally invests in securities from at least three countries at any time.

Fund management believes that investment opportunities may result from an evolving long term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having smaller capital markets. Local or international political, economic or financial developments that could benefit the capital markets of such countries can increase the effect of this trend. Certain such countries, particularly so-called "emerging" countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature smaller capital markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. "Top down" means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements. "Bottom up" means that the Fund also selects investments based



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                            9

[ICON] Details About the Fund



on Fund management's assessment of the earning prospects of individual companies.

Investment Grade -- any of the four
highest debt obligation ratings by
recognized rating agencies, including
Moody's Investors Service, Inc.,
Standard & Poor's or Fitch IBCA, Inc.


Liquidity -- the ease with which a
security can be traded. Securities that
are less liquid have fewer potential
buyers and, as a consequence, greater
volatility.

Volatility -- the frequency and amount
of changes to a security's value.


When assessing individual companies, Fund management seeks to identify companies engaged in businesses with attractive earning prospects, sound management and a record of maximizing returns on shareholder equity. Fund management then further considers which of the companies meeting its criteria would be most likely to benefit from the economic circumstances anticipated by Fund management. Because of the difficulty of investing substantial sums in many smaller capital markets, however, in certain markets that Fund management believes are attractive on a "top down" basis, the Fund may limit its investments to a relatively small number of large, actively-traded companies.

The Fund may also invest up to 35% of its assets in non-convertible debt securities. The Fund's investments in non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries. The Fund may also invest in non-convertible debt securities for income, but this will not be a focus of the Fund's investments. The Fund may invest in debt securities that are not rated investment grade, which are commonly known as "junk bonds." Junk bonds generally are less liquid and experience more price volatility than higher-rated fixed-income securities.

Because the Fund will invest primarily in foreign securities, it offers the potential for more diversification than an investment only in the U.S. Foreign securities have often (although not always) performed differently than U.S. securities.


The Fund will invest in securities denominated in currencies other than the U.S. dollar. The Fund's return on investments denominated in foreign currencies will be affected by changes in currency exchange rates.

When choosing debt securities, Fund management considers various factors including the operating history, financial resources and credit quality of issuers, and yield analysis.

The Fund may borrow money from banks in amounts up to 20% of the Fund's total assets temporarily for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions.


The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements, that it cannot easily resell. These securities may include securities for which there is no readily available market. Other possibly illiquid securities in which the Fund may invest are securities that



10                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

have contractual or legal restrictions on resale, known as restricted securities, including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Fund may use derivatives to hedge its portfolio against interest rate and currency risks. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), or an index such as the Standard & Poor's 500 Index. The derivatives that the Fund may use include options on portfolio positions or currencies, financial and currency futures, options on such futures and forward foreign exchange transactions.


The Fund may also invest in derivative securities the potential return of which is based on the change in a specified interest rate or equity index (an "indexed security"). For example, the Fund may invest in a security that pays a variable amount of interest or principal based on the current level of the Brazilian or Korean stock markets. The Fund may also invest in indexed securities the potential return of which is based inversely on the change in a specified interest rate or equity index (an "inverse security"). Inverse notes generally change in value in a manner that is opposite to most fixed-income securities -- that is, interest rates or principal payments on inverse notes increase when the underlying interest rate or equity index decreases and decrease when the underlying interest rate or equity index increases. Certain indexed securities and inverse securities have greater sensitivity to changes in interest rates or equity index levels than other securities, and the Fund's investments in such instruments may decline in value significantly if interest rates or equity index levels move in a manner not anticipated by Fund management.


The Fund may as a temporary defensive measure, and without limitation, hold cash or cash equivalents and short-term securities, including money market instruments denominated in U.S. dollars or foreign currencies. Normally a portion of the Fund's assets would be held in these securities in anticipation of investment in equities or to meet redemptions. Short-term investments and temporary defensive positions can be easily sold and have limited risk of loss but may limit the Fund's ability to meet its investment objective.

The Fund has no minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           11

[ICON] Details About the Fund

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Market and Selection Risk -- Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Foreign Market Risk -- Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk -- The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the


12                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.


Emerging Markets Risk -- The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.


Currency Risk -- Securities in which the Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           13

[ICON] Details About the Fund

known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards -- Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States -- The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement Risk -- Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in


14                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

European Economic and Monetary Union ("EMU") -- Certain European countries have entered into EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:

      o If the transition to euro, or EMU as a whole, does not proceed as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

      o Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments, for example if securities redenominated in euros are transferred back into that country's national currency.

Sovereign Debt -- The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           15

[ICON] Details About the Fund

Junk Bonds -- Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Borrowing and Leverage Risk -- The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. Certain derivative securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments, options and warrants.

Concentration Risk -- The Fund is a non-diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

Securities Lending -- The Fund may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.

Risks associated with certain types of securities in which the Fund may invest include:


Illiquid Securities --The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.



16                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Restricted Securities -- Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

Rule 144A Securities -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.


Derivatives -- The Fund may use derivative instruments including options on portfolio positions or currencies, options on stock or other financial indices, financial and currency futures, options on such futures and forward foreign currency transactions. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), or an index such as Standard & Poor's 500 Index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.


Derivatives are volatile and involve significant risks, including:

      Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

      Currency risk -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           17

[ICON] Details About the Fund

      Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges and to seek to increase its return. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Depositary Receipts -- The Fund may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts and Global Depositary Receipts each evidence a similar ownership arrangement. The Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States and therefore, there may be less information available regarding such issuers.

Repurchase Agreements; Purchase and Sale Contracts -- The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.


18                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Standby Commitment Agreements -- Standby commitment agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security's price.

When Issued Securities, Delayed Delivery Securities and Forward Commitments -- When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

Investment in Other Investment Companies -- If the Fund acquires shares of investment companies, shareholders will bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of those investment companies.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           19

[ICON] Your Account

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------


The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.


For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.


If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.


20                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.


                       Class A                         Class B                     Class C                     Class D
------------------------------------------------------------------------------------------------------------------------------------
Availability           Limited to certain            Generally available         Generally available         Generally available
                       investors including:          through Merrill Lynch.      through Merrill Lynch.      through Merrill Lynch.
                       o Current Class A             Limited availability        Limited availability        Limited availability
                         shareholders                through other               through other               through other
                       o Certain Retirement Plans    securities dealers.         securities dealers.         securities dealers.
                       o Participants in
                         certain Merrill Lynch-
                         sponsored programs
                       o Certain affiliates of
                         Merrill Lynch
------------------------------------------------------------------------------------------------------------------------------------
Initial Sales          Yes. Payable at time          No. Entire purchase         No. Entire purchase         Yes. Payable at time
Charge?                of purchase. Lower            price is invested in        price is invested in        of purchase. Lower
                       sales charges available       shares of the Fund.         shares of the Fund.         sales charges available
                       for larger investments.                                                               for larger investments.
--------------------------------------------------------------------------------------------------------------------------------
Deferred Sales         No. (May be charged           Yes. Payable if you         Yes. Payable if you         No. (May be charged
Charge?                for purchases over            redeem within four          redeem within one           or purchases over
                       $1 million that are           years of purchase.          years of purchase.          $1 million that are
                       redeemed within                                                                       redeemed within
                       one year.)                                                                            one year.)
--------------------------------------------------------------------------------------------------------------------------------
Account                No.                           0.25% Account               0.25% Account               0.25% Account
Maintenance and                                      Maintenance Fee             Maintenance Fee             Maintenance Fee
Distribution Fees?                                   0.75% Distribution          0.75% Distribution          No Distribution
                                                     Fee.                        Fee.                        Fee.
--------------------------------------------------------------------------------------------------------------------------------
Conversion to          No.                           Yes, automatically          No.                         No.
Class D shares?                                      after approximately
                                                     eight years.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           21

[ICON] Your Account

Right of Accumulation -- permits you to
pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill
Lynch mutual funds that offer Select
Pricing options.

Letter of Intent -- permits you to pay
the sales charge that would be
applicable if you add up all shares of
Merrill Lynch Select Pricing(SM) System
funds that you agree to buy within a 13
month period. Certain restrictions
apply.


Class A and Class D Shares -- Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.


                                                                     Dealer
                                                                  Compensation
                         As a % of              As a % of           as a % of
 Your Investment        Offering Price       Your Investment*     Offering Price
--------------------------------------------------------------------------------
Less than $25,000         5.25%                   5.54%              5.00%
--------------------------------------------------------------------------------
$25,000 but less
than $50,000              4.75%                   4.99%              4.50%
--------------------------------------------------------------------------------
$50,000 but less
than $100,000             4.00%                   4.17%              3.75%
--------------------------------------------------------------------------------
$100,000 but less
than $250,000             3.00%                   3.09%              2.75%
--------------------------------------------------------------------------------
$250,000 but less
than $1,000,000           2.00%                   2.04%              1.80%
--------------------------------------------------------------------------------
$1,000,000 and over**     0.00%                   0.00%              0.00%
--------------------------------------------------------------------------------
 * Rounded to the nearest one-hundredth percent.

** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:


      o Purchases under a Right of Accumulation or Letter of Intent

      o TMA(SM) Managed Trusts

      o Certain Merrill Lynch investment or central asset accounts

      o Certain employer-sponsored retirement or savings plans



22                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

      o Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

      o Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

      o Certain Merrill Lynch fee-based programs


Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares -- Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           23

[ICON] Your Account


Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:


Years Since Purchase                              Sales Charge*
--------------------------------------------------------------------------------
0 - 1                                                 4.00%
--------------------------------------------------------------------------------
1 - 2                                                 3.00%
--------------------------------------------------------------------------------
2 - 3                                                 2.00%
--------------------------------------------------------------------------------
3 - 4                                                 1.00%
--------------------------------------------------------------------------------
4 and thereafter                                      0.00%
--------------------------------------------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:


      o Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

      o Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers

      o Redemption in connection with participation in certain Merrill Lynch fee-based programs

      o Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held

      o Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established



24                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relative to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.


HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart on the following page summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           25

[ICON] Your Account



If You Want to       Your Choices                       Information Important for You to Know
------------------------------------------------------------------------------------------------------------------------------------
Buy Shares           First, select the share class      Refer to the Merrill Lynch Select Pricing table on page 21. Be sure to read
                     appropriate for you                this Prospectus carefully.
                     ---------------------------------------------------------------------------------------------------------------
                     Next, determine the amount of      The minimum initial investment for the Fund is $1,000 for all accounts
                     your investment                    except:
                                                          o $250 for certain Merrill Lynch fee-based programs
                                                          o $100 for retirement plans.
                                                        (The minimums for initial investments may be waived under certain circumstances.)
                     ---------------------------------------------------------------------------------------------------------------
                     Have your Merrill Lynch            The price of your shares is based on the next calculation of net asset value
                     Financial Consultant or            after your order is placed.
                     securities dealer submit           Any purchase orders placed prior to the close of business on the New York
                     your purchase order                Stock Exchange (generally 4:00 p.m Eastern time) will be priced at the net asset value determined that day.

                                                        Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently $5.35.
                     ---------------------------------------------------------------------------------------------------------------
                     Or contact the Transfer            To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and
                     Agent                              request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this
                                                        Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
Add to Your          Purchase additional shares         The minimum investment for additional purchases is $50 for all accounts
Investment                                              except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

                                                        (The minimum for additional purchases may be waived under certain circumstances.)
                     ---------------------------------------------------------------------------------------------------------------
                     Acquire additional shares          All dividends are automatically reinvested without a sales charge.
                     through the automatic
                     dividend reinvestment plan
                     ---------------------------------------------------------------------------------------------------------------
                     Participate in the automatic       You may invest a specific amount on a periodic basis through certain
                     investment plan                    Merrill Lynch investment or central asset accounts.
------------------------------------------------------------------------------------------------------------------------------------
Transfer Shares      Transfer to a participating        You may transfer your Fund shares only to another securities dealer that
to Another           securities dealer                  has entered into an agreement with Merrill Lynch. Certain shareholder
Securities Dealer                                       services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer.
                                                        All future trading of these assets must be coordinated by the receiving firm.
                     ---------------------------------------------------------------------------------------------------------------
                     Transfer to a non-participating    You must either:
                     securities dealer                    o Transfer your shares to an account with the Transfer Agent; or
                                                          o Sell your shares, paying any applicable CDSC.
------------------------------------------------------------------------------------------------------------------------------------


26             MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.


If You Want to       Your Choices                       Information Important for You to Know
------------------------------------------------------------------------------------------------------------------------------------
Sell Your Shares     Have your Merrill Lynch            The price of your shares is based on the next calculation of net asset value
                     Financial Consultant or            after your order is placed. For your redemption request to be priced at the
                     securities dealer submit           net asset value on the day of your request, you must submit your request to
                     your sales order                   your dealer prior to that day's close of business on the New York Stock
                                                        Exchange (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Dealers must submit redemption requests to the Fund not more than thirty minutes after the close of business on the
                                                        New York Stock Exchange on the day the request was received.

                                                        Securities dealers, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer
                                                        Agent.

                                                        The Fund may reject an order to sell shares under certain circumstances.

                     ---------------------------------------------------------------------------------------------------------------
                     Sell through the Transfer Agent    You may sell shares held at the Transfer Agent by writing to the Transfer
                                                        Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances.
                                                        You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

                                                        If you hold share certificates, they must be delivered to the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill
                                                        Lynch Financial Consultant for details.
------------------------------------------------------------------------------------------------------------------------------------
Sell Shares              Participate in the Fund's      You can choose to receive systematic payments from your Fund account either
Systematically           Systematic Withdrawal Plan     by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA(R),
                                                        CBA(R) or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial
                                                        Consultant for details.
------------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           27

[ICON] Your Account



If You Want to           Your Choices                  Information Important for You to Know
------------------------------------------------------------------------------------------------------------------------------------
Exchange Your Shares     Select the fund into which     You can exchange your shares of the Fund for shares of many other Merrill
                         you want to exchange. Be       Lynch mutual funds. You must have held the shares used in the exchange for
                         sure to read that fund's       at least 15 calendar days before you can exchange to another fund.
                         prospectus
                                                        Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares, you will exchange into Class D shares.

                                                        Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class
                                                        A or D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

                                                        Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------------------


28                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Net Asset Value -- the market value of
the Fund's total assets after deducting
liabilities, divided by the number of
shares outstanding.


HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           29

[ICON] Your Account

Dividends -- Ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.


exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute at least annually any net investment income and any net realized long-term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.


30            MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

"BUYING A DIVIDEND"

Unless your investment is in a tax
deferred account, you may want to avoid
buying shares shortly before the Fund
pays a dividend. The reason? If you buy
shares when a fund has realized but not
yet distributed ordinary income or
capital gains, you will pay the full
price for the shares and then receive a
portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, the Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           31

Management of the Fund [ICON]


MERRILL LYNCH ASSET MANAGEMENT
--------------------------------------------------------------------------------

Merrill Lynch Asset Management, the Fund's Manager, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Manager has the responsibility for making all investment decisions for the Fund. The Manager has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Manager may pay a fee for services it receives. The Fund pays the Manager a fee at the annual rate of 1.0% of the average daily net assets of the Fund.


Merrill Lynch Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 40 registered investment companies. Merrill Lynch Asset Management is part of the Asset Management Group of ML & Co. which had approximately $514 billion in investment company and other portfolio assets under management as of September 1999. This amount includes assets managed for Merrill Lynch affiliates.


A Note About Year 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told Fund management that they also expect to resolve the Year 2000 Problem, and Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.


32                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report to shareholders, which is available upon request

                                                                               Class A
                                                     ---------------------------------------------------------------
                                                                      For the Year Ended June 30,
                                                     ---------------------------------------------------------------



Increase (Decrease) in
Net Asset Value:                                      1999+        1998+        1997+       1996+         1995
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 10.44     $  17.23     $  15.05     $  13.35     $  14.61
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          .18          .08          .36          .23          .24
--------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                  1.32        (6.18)        2.21         1.71         (.40)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.50        (6.10)        2.57         1.94         (.16)
--------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Investment income -- net                                --         (.12)        (.28)        (.24)        (.04)
  In excess of investment income -- net                   --         (.09)          --           --           --
  Realized gain on investments -- net                     --           --         (.11)          --         (.60)
  In excess of realized gain on
  investments -- net                                    (.06)        (.48)          --           --         (.46)
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                       (.06)        (.69)        (.39)        (.24)       (1.10)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 11.88     $  10.44     $  17.23     $  15.05     $  13.35
--------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
--------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                     14.60%      (36.00)%      17.66%       14.82%       (1.67)%
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------
Expenses                                                1.97%        1.63%        1.53%        1.54%        1.62%
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                         1.94%         .53%        2.32%        1.66%        1.56%
--------------------------------------------------------------------------------------------------------------------
Supplemental Data:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $83,115     $219,422     $471,790     $342,884     $350,081
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     84.92%       98.16%       86.68%       71.01%       63.37%
--------------------------------------------------------------------------------------------------------------------

                                                                                 Class B
                                                       -------------------------------------------------------------
                                                                       For the Year Ended June 30,
                                                       -------------------------------------------------------------
                                                                                                          For the
                                                                                                           Period
                                                                                                       July 1 1994++
Increase (Decrease) in                                                                                   to June 30,
Net Asset Value:                                        1999+        1998+       1997+         1996+         1995
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 10.28     $  17.04     $  14.90     $  13.24     $  14.54
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            .08         (.07)         .19          .09          .08
--------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                    1.27        (6.08)        2.20         1.69         (.32)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                          1.35        (6.15)        2.39         1.78         (.24)
--------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Investment income -- net                                  --         (.07)        (.14)        (.12)          --
  In excess of investment income -- net                     --         (.06)          --           --           --
  Realized gain on investments -- net                       --           --         (.11)          --         (.60)
  In excess of realized gain on
  investments -- net                                      (.06)        (.48)          --           --         (.46)
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         (.06)        (.61)        (.25)        (.12)       (1.06)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 11.57     $  10.28     $  17.04     $  14.90     $  13.24
--------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
--------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                       13.37%      (36.68)%      16.39%       13.63%       (2.22)%#
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------
Expenses                                                  3.04%        2.67%        2.57%        2.56%        2.79%*
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            .91%        (.53)%       1.22%         .65%        1.01%*
--------------------------------------------------------------------------------------------------------------------
Supplemental Data:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $92,104     $164,929     $398,468     $302,183     $162,774
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       84.92%       98.16%       86.68%       71.01%       63.37%
--------------------------------------------------------------------------------------------------------------------


*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Based on average shares outstanding.
++    Commencement of operations.
#     Aggregate total investment return.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           33

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------


                                                                               Class C
                                                     ----------------------------------------------------------
                                                                                                   For the
                                                                                                    Period
                                                                    For the Year Ended              October
                                                                         June 30,                  21, 1994++
                                                     --------------------------------------------      to
Increase (Decrease) in                                                                              June 30,
Net Asset Value:                                      1999+       1998+       1997+       1996+       1995
-----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 10.24     $ 16.99     $ 14.87     $ 13.22     $ 16.71
-----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          .08        (.07)        .18         .09         .08
-----------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                  1.27       (6.08)       2.20        1.70       (2.50)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.35       (6.15)       2.38        1.79       (2.42)
-----------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Investment income -- net                                --        (.07)       (.15)       (.14)       (.01)
  In excess of investment income -- net                   --        (.05)         --          --          --
  Realized gain on investments -- net                     --          --        (.11)         --        (.60)
  In excess of realized gain on
  investments -- net                                    (.06)       (.48)         --          --        (.46)
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions                       (.06)       (.60)       (.26)       (.14)      (1.07)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 11.53     $ 10.24     $ 16.99     $ 14.87     $ 13.22
-----------------------------------------------------------------------------------------------------------------
Total Investment Return:**
-----------------------------------------------------------------------------------------------------------------
Based on net asset value per share                     13.42%     (36.69)%     16.37%      13.68%     (14.97)%#
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------
Expenses                                                3.04%       2.68%       2.58%       2.56%       2.96%*
-----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          .90%       (.51)%      1.19%        .67%       1.32%*
-----------------------------------------------------------------------------------------------------------------
Supplemental Data:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $17,768     $32,339     $71,769     $46,983     $18,573
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     84.92%      98.16%      86.68%      71.01%      63.37%
-----------------------------------------------------------------------------------------------------------------

                                                                                Class D
                                                      ----------------------------------------------------------
                                                                                                     For the
                                                                                                      Period
                                                                    For the Year Ended                October
                                                                         June 30,                    21, 1994++
                                                       --------------------------------------------     to
Increase (Decrease) in                                                                                June 30,
Net Asset Value:                                       1999+       1998+       1997+       1996+       1995
----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 10.41     $ 17.19     $ 15.02     $ 13.33     $ 16.77
----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           .16         .04         .32         .21         .13
----------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                   1.30       (6.15)       2.20        1.69       (2.48)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                         1.46       (6.11)       2.52        1.90       (2.35)
----------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Investment income -- net                                 --        (.11)       (.24)       (.21)       (.03)
  In excess of investment income -- net                    --        (.08)         --          --          --
  Realized gain on investments -- net                      --          --        (.11)         --        (.60)
  In excess of realized gain on
  investments -- net                                     (.06)       (.48)         --          --        (.46)
----------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (.06)       (.67)       (.35)       (.21)      (1.09)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 11.81     $ 10.41     $ 17.19     $ 15.02     $ 13.33
----------------------------------------------------------------------------------------------------------------
Total Investment Return:**
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share                      14.26%     (36.13)%     17.30%      14.55%     (14.49)%#
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------------
Expenses                                                 2.20%       1.88%       1.78%       1.76%       2.19%*
----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          1.74%        .28%       2.06%       1.48%       2.10%*
----------------------------------------------------------------------------------------------------------------
Supplemental Data:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $19,648     $31,686     $73,686     $57,821     $21,899
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      84.92%      98.16%      86.68%      71.01%      63.37%
----------------------------------------------------------------------------------------------------------------


*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Based on average shares outstanding.
++    Commencement of operations.
#     Aggregate total investment return.


34                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

                         -----------------------------
                                   POTENTIAL
                                   INVESTORS

                         Open an account (two options)
                         -----------------------------

             1                                                 2
-----------------------------                  ---------------------------------
        MERRILL LYNCH                                    TRANSFER AGENT
     FINANCIAL CONSULTANT
     OR SECURITIES DEALER                        Financial Data Services, Inc.
                                                         P.O. Box 45289
   Advises shareholders on                      Jacksonville, Florida 32232-5289
    their Fund investments.
-----------------------------                        Performs recordkeeping
                                                     and reporting services.
                                               ---------------------------------



                 -----------------------------------------------
                                   Distributor

                        Merrill Lynch Funds Distributor,
                 a division of Princeton Funds Distributor, Inc.
                                  P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                      Arranges for the sale of Fund shares.
                 -----------------------------------------------

------------------------------                    ------------------------------
          COUNSEL                                            CUSTODIAN

      Brown & Wood LLP                             Brown Brothers Harriman & Co.
   One World Trade Center                                 40 Water Street
New York, New York 10048-0557                       Boston, Massachusetts 02109

   Provides legal advice                              Holds the Fund's assets
        to the Fund.                                      for safekeeping.
------------------------------                    ------------------------------


                             ----------------------
                                    THE FUND

                             The Board of Directors
                                oversees the Fund.
                             ----------------------




---------------------------------           ------------------------------------
      INDEPENDENT AUDITORS                                MANAGER

      Deloitte & Touche LLP                 Merrill Lynch Asset Management, L.P.
        117 Campus Drive
Princeton, New Jersey 08540-6400                   ADMINISTRATIVE OFFICES
                                                   800 Scudders Mill Road
      Audits the financial                      Plainsboro, New Jersey 08536
    statements of the Fund on
  behalf of the shareholders.                         MAILING ADDRESS
---------------------------------                      P.O. Box 9011
                                              Princeton, New Jersey 08543-9011

                                                     TELEPHONE NUMBER
                                                      1-800-MER-FUND

                                                    Manages the Fund's
                                                  day-to-day activities.
                                            ------------------------------------


               MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

For More Information [ICON]


Shareholder Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-5723
Code #10893-10-99
(c) Merrill Lynch Asset Management, L.P.

                                                            [LOGO] Merrill Lynch

                                   Prospectus

                                         Merrill Lynch Developing
                                        Capital Markets Fund, Inc.


                                                  October 29, 1999

CODE #: 10894-10-99

                       STATEMENT OF ADDITIONAL INFORMATION


               Merrill Lynch Developing Capital Markets Fund, Inc.

   P.O. Box 9011, Princeton, New Jersey 08543-9011 o Phone No. (609) 282-2800

      Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks long term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. Merrill Lynch Asset Management, L.P., the investment adviser of the Fund ("MLAM" or the "Manager"), considers all countries other than Japan, the United Kingdom, the United States and Germany to be countries having smaller capital markets. The Fund considers an issuer to be located in a country having a smaller capital market if at least 50% of the issuer's assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries. There can be no assurance that the Fund's investment objective will be achieved. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

      Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                              -------------------


      This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated October 29, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) MER-FUND or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report or the Prospectus at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.


                              -------------------

                    Merrill Lynch Asset Management -- Manager
                 Merrill Lynch Funds Distributor -- Distributor


    The date of this Statement of Additional Information is October 29, 1999.


                              -------------------

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Objective and Policies ........................................     2
Description of Certain Investments .......................................     2
  European Economic and Monetary Union ...................................     5
  Derivatives ............................................................     6
  Other Investment Policies and Practices ................................    11
  Investment Restrictions ................................................    11
  Portfolio Turnover .....................................................    14
Management of the Fund ...................................................    14
  Directors and Officers .................................................    14
  Compensation of Directors ..............................................    15
  Management and Advisory Arrangements ...................................    16
  Code of Ethics .........................................................    17
Purchase of Shares .......................................................    17
  Initial Sales Charge Alternatives-- Class A and Class D Shares .........    18
  Deferred Sales Charge Alternatives -- Class B and Class C Shares .......    22
  Distribution Plans .....................................................    25
  Limitations on the Payment of Deferred Sales Charges ...................    26
Redemption of Shares .....................................................    27
  Redemption .............................................................    27
  Repurchase .............................................................    28
  Reinstatement Privilege-- Class A and Class D Shares ...................    28
Pricing of Shares ........................................................    29
  Determination of Net Asset Value .......................................    29
  Computation of Offering Price Per Share ................................    30
Portfolio Transactions and Brokerage .....................................    30
Shareholder Services .....................................................    32
  Investment Account .....................................................    32
  Exchange Privilege .....................................................    32
  Fee-Based Programs .....................................................    34
  Retirement and Education Savings Plans .................................    35
  Automatic Investment Plans .............................................    35
  Automatic Dividend Reinvestment Plan ...................................    35
  Systematic Withdrawal Plan .............................................    35
Dividends and Taxes ......................................................    36
  Dividends ..............................................................    36
  Taxes ..................................................................    37
  Tax Treatment of Options, Futures and Forward Foreign
  Exchange Transactions ..................................................    39
  Special Rules for Certain Foreign Currency Transactions ................    39
Performance Data .........................................................    40
General Information ......................................................    42
  Description of Shares ..................................................    42
  Independent Auditors ...................................................    43
  Custodian ..............................................................    43
  Transfer Agent .........................................................    43
  Legal Counsel ..........................................................    43
  Reports to Shareholders ................................................    43
  Shareholder Inquiries ..................................................    43
  Additional Information .................................................    43
Financial Statements .....................................................    44

                        INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to seek long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. Under normal circumstances Fund management tries to do this by investing at least 65% of the Fund's assets in the equity securities of countries having smaller capital markets. The Fund may, however, for defensive purposes, or to provide for redemptions or in anticipation of investment in countries having smaller capital markets, hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities, including money market securities. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. There can be no assurance that the investment objective of the Fund will be realized. The investment objective of the Fund described in the first sentence of this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.


The Fund considers "smaller capital markets" to be all markets other than the four largest (by equity market capitalization). This currently precludes the Fund from investing in companies in Japan, the United Kingdom, the United States and Germany (except for short-term cash positions). As of December 31, 1998, these countries' equity market capitalizations totalled approximately 72.66% of the world's equity market capitalization. The Fund considers an issuer to be located in a country having a smaller capital market if at least 50% of the issuer's assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries. The Fund can also buy fixed income securities of companies and governments in these countries. The Fund normally invests in at least three countries at any given time. Fund management anticipates that under most circumstances the Fund will have substantial investments in emerging markets. The Fund can invest in securities denominated in either U.S. dollars or foreign currencies. Fund management anticipates that under most circumstances the Fund's investments will primarily be denominated in foreign currencies.

      Fund management believes that investment opportunities may result from an evolving long term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having smaller capital markets. Local or international political, economic or financial developments that could benefit the capital markets of such countries can increase the effect of this trend. Certain such countries, particularly so-called "emerging" countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature smaller capital markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.


      Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. "Top down" means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements. "Bottom up" means that the Fund also selects investments based on Fund management's assessment of the earning prospects of individual companies. When choosing debt securities, Fund management considers various factors including the operating history, financial resources and credit quality of issuers, and yield analysis.

      When assessing individual companies, Fund management seeks to identify companies engaged in businesses with attractive earning prospects, sound management and a record of maximizing returns on shareholder equity. Fund management then further considers which of the companies meeting its criteria would be most likely to benefit from the economic circumstances anticipated by Fund management. However, because of the general illiquidity of smaller capital markets, the Fund may limit its investments to a relatively small number of large, actively-traded companies.

      The Fund also may invest in debt securities of issuers in countries having smaller capital markets, including high yield or junk bonds. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Fund management considers to be of comparable quality.

      The Fund also may invest in securities subject to repurchase agreements with banks or securities firms if the underlying securities are those which otherwise qualify for investment by the Fund and if, as a result thereof, not more than 15% of its total assets would be invested in illiquid securities, including repurchase agreements maturing in more than seven days.


Description of Certain Investments

      When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

      There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

      Standby Commitment Agreements. The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

      There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


      Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.


      Sovereign Debt. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International

Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

      Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies available to a Fund and there can be no assurance a Fund will be able to collect on defaulted sovereign debt in whole or in part.

      Junk Bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

      Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

      The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

      Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

      Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

      Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

      Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

      The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

      Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

      The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

      144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

      Investment in Other Investment Companies. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.


European Economic and Monetary Union


      For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants as of January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, traded and make dividend and other payments only in euros.

      No assurance can be given that EMU will take full effect, that all the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversions may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Derivatives

      The Fund may use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) a currency or an index (a measure of value or rates, such as the Standard & Poor's 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.


Hedging. The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

      The Fund may use Derivative instruments and trading strategies including the following:

      Indexed Securities. The Fund may invest in securities the potential return of which is based on an "index." As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk and liquidity risk. The Fund may invest in indexed securities for hedging purposes only. When used for hedging purposes, indexed securities involve correlation risk


Options on Securities and Securities Indices

      Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

      Purchasing Call Options. The Fund may also purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

      The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

      Writing Call Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

      Writing Put Options. The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread"). Writing a put option may involve substantial leverage risk.

      The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

      Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Derivatives" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

      The Fund may write put options on underlying securities exceeding 50% of its net assets, taken at market value. The Fund will not purchase options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

      Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitation on the Use of OTC Derivatives" below.

Futures

      The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

      The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

      The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

      The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions

      The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

      Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

      Currency Futures. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures". Currency futures involve substantial currency risk, and also involve leverage risk.

      Currency Options. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

      Limitations on Currency Hedging. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

      Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decreases its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

      It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Derivatives

      Derivatives are volatile and involve significant risks, including:

      Credit Risk -- the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.

      Currency Risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

      The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

      Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

      Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

      Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Other Investment Policies and Practices


      Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements may be entered into only with financial institutions which
(i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a puchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. The price at which the trades are conducted do not reflect accrued interest on the underlying obligation. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days together with all other illiquid investments.


      Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 10% of its total assets. In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. The Fund receives securities as collateral for the loaned securities and the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for the loaned securities, which increases the Fund's yield. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.


      Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Because of its emphasis on technology related securities, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in securities of issuers in countries having smaller capital markets, including the risk of loss of principal.


Investment Restrictions

      The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

            1. Invest more than 25% of its assets, taken at market value at the time of purchase, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

            2. Make investments for the purpose of exercising control or management.

            3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

            4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

            5. Issue senior securities to the extent such issuance would violate applicable law.

            6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

            7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

            8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      In addition, the Fund has adopted non-fundamental investment restrictions that may be changed by the Board of Directors without a vote of the Fund's shareholders. Under the non-fundamental investment restrictions, theFund may not:

            a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

            b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

            c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which can not otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

            d. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowings exceed 5% of its total assets.

      The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.Therefore, theFund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 10% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by theCommission staff of its position.

      Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with theManager, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

      Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments are limited, however, in order to allow the Fund to qualify as a "regulated investment company" under the Code. See "Dividends and Taxes -- Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Portfolio Turnover

      The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, financial or economic conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions and the Fund's portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. Technology related securities historically have been very volatile and therefore usually have a higher rate of portfolio turnover. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends. High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                             MANAGEMENT OF THE FUND

Directors and Officers


      The Directors of the Fund consist of seven individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.



      TERRY K. GLENN (59) -- President and Director(1)(2) -- Executive Vice President of the Manager and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988.


      DONALD CECIL (72) -- Director(2)(3) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

      EDWARD H. MEYER (72) -- Director(2)(3) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors, Inc.

      CHARLES C. REILLY (68) -- Director(2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

      RICHARD R. WEST (61) -- Director(2)(3) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander's, Inc. (real estate company).

      ARTHUR ZEIKEL (67) -- Director(1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

      EDWARD D. ZINBARG (64) -- Director(2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

      ROBERT C. DOLL (45) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and FAM since 1999; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.


      A. GRACE PINEDA (42) -- Senior Vice President and Portfolio Manager(1)(2) -- First Vice President of the Manager since 1997; Vice President of the Manager from 1989 to 1997 and Senior Portfolio Manager thereof since 1989.

      DONALD C. BURKE (38)--Vice President and Treasurer(1)(2)--800 Scudders Mill Road, Plainsboro, New Jersey 08536. Senior Vice President and Treasurer of the Adviser and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of the Distributor since 1999; First Vice President of the Adviser and MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997.


      SUSAN B. BAKER (42) -- Secretary(1)(2) -- Director of the Manager since 1999; Vice President of the Manager from 1993 to 1999; attorney associated with the Manager since 1987.
----------
(1) Interested person, as defined in the Investment Company Act, of the Program.
(2) The Directors and officers of the Program are Directors and officers of certain other investment companies for which the Adviser or MLAM acts as investment adviser.
(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.



      As of October 1, 1999, the Directors and officers of the Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


Compensation of Directors

      The Fund pays each non-interested Director a fee of $3,500 per year plus $500 per Board meeting attended. The Fund also compensates each member of the Audit and Nominating Committee (the "Committee"), which consists of the non-interested Directors at a rate of $500 per Committee meeting attended. The Fund pays the Chairman of the Committee an additional fee of $250 per Committee meeting attended. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

      The following table shows the compensation earned by the non-interested Directors for the fiscal year ended June 30, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1998.

                                                                                                Aggregate
                                                          Pension or          Estimated     Compensation from
                                                      Retirement Benefits       Annual        Fund and Other
                       Position with   Compensation   Accrued as Part of    Benefits upon        MLAM/FAM-
Name                       Fund         From Fund        Fund Expense         Retirement     Advised Funds(1)
----                   -------------   ------------   ---------- ---------  -------------   -----------------
Donald Cecil ..........  Director         $8,500             None                 None          $277,808
Roland M. Machold .....  Director         $4,833             None                 None          $ 39,208(2)
Edward H. Meyer .......  Director         $7,000             None                 None          $214,558
Charles C. Reilly .....  Director         $7,500             None                 None          $362,858
Richard R. West .......  Director         $7,500             None                 None          $346,125
Edward D. Zinbarg .....  Director         $7,500             None                 None          $133,959

----------

(1)   The Directors serve on the boards of MLAM/FAM-advised funds as follows:
      Mr. Cecil (34 registered investment companies consisting of 34 portfolios); Mr. Machold (19 registered investment companies consisting of 19 portfolios); Mr. Meyer (34 registered investment companies consisting of 34 portfolios); Mr. Reilly (59 registered investment companies consisting of 72 portfolios); Mr. West (61 registered investment companies consisting of 85 portfolios); and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).
(2) Mr. Machold was elected a Director of the Fund and director or trustee of certain other MLAM/FAM-advised funds on October 20, 1998. Mr. Machold resigned all such positions on August 20, 1999.

      Directors of the Fund may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares--Initial Sales Charge Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."

Management and Advisory Arrangements

      Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Directors, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

      Management Fee. The Fund has entered into an investment advisory agreement with the Manager (the "Management Agreement"), pursuant to which the Manager receives for its services to the Fund monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated.


                                                        Management
                     Fiscal Year Ended June 30,             Fee
                     --------------------------         ----------
            1999 ..................................     $2,512,044
            1998 ..................................     $7,818,489
            1997 ..................................     $8,154,217


The Manager has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Manager with respect to the Fund. For the fiscal years ended June 30, 1999, 1998 and 1997, the Manager paid no fees to MLAM U.K. pursuant to this agreement.

      Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; SEC fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-interested Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans."

      Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      The following entities may be considered "controlling persons" of MLAM
U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

      Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year if approved annually (a) by the Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

      Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

      Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

      The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

      The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

      Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

      Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

      The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Manager or FAM. Funds advised by the Manager or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "Select Pricing Funds."


      The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.


Initial Sales Charge Alternatives -- Class A and Class D Shares

      Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

      The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

      Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employee-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

Class A and Class D Sales Charge Information


                                               Class A Shares
            --------------------------------------------------------------------------------------
            For the Fiscal Year   Gross Sales   Sales Charges   Sales Charges   CDSCs Received on
                   Ended            Charges      Retained By        Paid To       Redemption of
                 June 30,          Collected     Distributor    Merrill Lynch   Load-Waived Shares
            -------------------   -----------   -------------   -------------   ------------------
                   1999             $ 17,801        $1,117         $ 16,684          $30,000
                   1998             $ 72,619        $5,269         $ 67,350          $     0
                   1997             $139,059        $8,940         $130,119          $     0

                                               Class D Shares
            --------------------------------------------------------------------------------------
            For the Fiscal Year   Gross Sales   Sales Charges   Sales Charges   CDSCs Received on
                   Ended            Charges      Retained By        Paid To       Redemption of
                 June 30,          Collected     Distributor    Merrill Lynch   Load-Waived Shares
            -------------------   -----------   -------------   -------------   ------------------
                   1999             $ 33,205        $ 2,167        $ 31,038          $     0
                   1998             $122,480        $ 8,796        $113,684          $     0
                   1997             $302,358        $22,866        $279,492          $     0


      The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

      Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

      Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

      Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

      Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

      The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

      TMA(SM) Managed Trusts. Class A shares are offered at net asset value to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

      Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

      Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill
Lynch Business Financial Services at (800) 237-7777.

      Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

      Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

      Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

      Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

      Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Deferred Sales Charge Alternatives -- Class B and Class C Shares

      Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

      Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

      The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

Contingent Deferred Sales Charges -- Class B Shares

      Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

      The following table sets forth the Class B CDSC:

                                                         CDSC as a Percentage
                                                           of Dollar Amount
                  Year Since Purchase Payment Made         Subject to Charge
                  -------------------------------          ----------------
                  0-1 ..................................        4.0%
                  1-2 ..................................        3.0%
                  2-3 ..................................        2.0%
                  3-4 ..................................        1.0%
                  4 and thereafter .....................        None

      To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

      The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(SM) Account available through employers providing eligible 401(k) plans. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee Based Programs" and "-- Systematic Withdrawal Plan."

      Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

      Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

      In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

      In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

      Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

      Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

      Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plans. See "Shareholder Services -- Systematic Withdrawal Plan." The Class C CDSC of the Fund and certain other MLAM-advised mutual funds may be waived with respect to Class C shares purchased by an investor with the net proceeds of a tender offer made by certain MLAM-advised closed end funds, including Merrill Lynch Senior Floating Rate Fund II, Inc. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed end fund.

Class B and Class C Sales Charge Information

                                     Class B Shares*
                  ----------------------------------------------------
                  For the Fiscal Year   CDSCs Received   CDSCs Paid to
                    Ended June 30,      by Distributor   Merrill Lynch
                  -------------------   --------------   -------------
                         1999              $447,441          $447,441
                         1998              $946,237          $946,237
                         1997              $714,967          $714,967
----------
* Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                                     Class C Shares
                  ----------------------------------------------------
                  For the Fiscal Year   CDSCs Received   CDSCs Paid to
                    Ended June 30,      by Distributor   Merrill Lynch
                  -------------------   --------------   -------------
                         1999               $ 7,544          $ 7,544
                         1998               $37,127          $37,127
                         1997               $20,007          $20,007

      Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

Distribution Plans

      Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

      The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

      The Distribution Plans for Class B and Class C shares each provides that the Fund also pay the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

      The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

      Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.


      As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual revenues by approximately $1,759,000 (1.88% of Class B net assets at that date). As of June 30, 1999, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $8,498,209 (9.22% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $427,000 (2.33% of Class C net assets at that date). As of June 30, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $1,174,339 (6.61% of Class C net assets at that date).

      For the fiscal year ended June 30, 1999, the Fund paid the Distributor $1,023,333 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $102.3 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended June 30, 1999, the Fund paid the Distributor $200,590 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $20.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended June 30, 1999, the Fund paid the Distributor $49,691 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $20.0 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


Limitations on the Payment of Deferred Sales Charges

      The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

      The following table sets forth comparative information as of June 30, 1999 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                                                      Data Calculated as of June 30, 1999
                                       ---------------------------------------------------------------------------------------------
                                                                                (in thousands)
                                                                                                                           Annual
                                                                                                                        Distribution
                                                                     Allowable                  Amounts                    Fee at
                                       Eligible      Allowable      Interest on  Maximum      Previously     Aggregate   Current Net
                                        Gross        Aggregate         Unpaid     Amount       Paid to        Unpaid        Asset
                                       Sales(1)   Sales Charges(2)   Balance(3)  Payable    Distributor(4)    Balance     Level(5)
                                       --------   ----------------  -----------  -------    --------------   ---------  ------------
Class B Shares for the period
  July 1, 1994 (commencement of
  operations) to June 30, 1999
Under NASD Rule as Adopted .........   $332,855       $20,636          $5,188    $25,824        $11,337       $14,487       $691
Under Distributor's Voluntary Waiver   $332,855       $20,636          $1,832    $22,468        $11,137       $11,331       $691

Class C Shares, for the period
  October 21, 1994 (commencement of
  operations) to June 30, 1999
Under NASD Rule as Adopted .........    $83,942       $ 5,129          $1,468     $6,597        $ 1,368       $ 5,229       $133

----------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4) Consists of CDSC payments, distribution fee payments and accruals. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(SM)) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                              REDEMPTION OF SHARES

      Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

      The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

      The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

Redemption

      A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signatures on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register;
(ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.


      At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will not usually exceed 10 days.

Repurchase

      The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

      The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege -- Class A and Class D Shares

      Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                                PRICING OF SHARES

Determination of Net Asset Value

      Reference is made to "How Shares are Priced" in the Prospectus.

      The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor are accrued daily.

      The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

      Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

      Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value.

Computation of Offering Price Per Share

      An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on June 30, 1999 is set forth below.


                                             Class A       Class B       Class C       Class D
                                           -----------   -----------   -----------   -----------
Net Assets .............................   $83,114,734   $92,104,098   $17,768,346   $19,647,758
                                           -----------   -----------   -----------   -----------
Number of Shares Outstanding ...........     6,997,528     7,957,431     1,540,963     1,663,022
                                           -----------   -----------   -----------   -----------
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding) .........................   $     11.88   $     11.57   $     11.53   $     11.81
Sales Charge (for Class A and Class D
  shares: 5.25% of offering price; 5.54%
  of net asset value per share)* .......          0.66            **            **          0.65
                                           -----------   -----------   -----------   -----------
Offering Price .........................   $     12.54   $     11.57   $     11.53   $     12.46
                                           -----------   -----------   -----------   -----------


----------
** Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares --Deferred Sales Charges Alternatives -- Class B and Class C Shares" herein.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


      Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.


      Subject to obtaining the best net results, brokers who provide supplemental investment research services to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Manager the Fund will benefit from supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.


      The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

      Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in United States dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

      Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:


                                         Aggregate Brokerage    Commissions Paid
            Fiscal Year Ended June 30,     Commissions Paid     to Merrill Lynch
            -------------------------    -------------------    ----------------
      1999 ...........................       $1,800,225            $290,563

      1998 ...........................       $5,604,055            $341,717

      1997 ...........................       $5,196,036            $413,827

      For the fiscal year ended June 30, 1999, the brokerage commissions paid to Merrill Lynch represented 16.14% of the aggregate brokerage commissions paid and involved 19.60% of the Fund's dollar amount of transactions involving payment of brokerage commissions.


      The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

      Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

      The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

      The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

Investment Account

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

      Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

      Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

      Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

      U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

      Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

      Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit, ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

      Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

      Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any

Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

      Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

      Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

      Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

      Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND (1-(800)-637-3863).

Retirement and Education Savings Plans

      Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch may charge an initial establishment fee and an annual fee for each account. Information with respect to these plans is available on request from Merrill Lynch.

      Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to RothIRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

      A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 for retirement accounts) or more through the CMA(R) or CBA(R) Automated Investment Program.

Automatic Dividend Reinvestment Plan

      Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

      Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

Systematic Withdrawal Plan

      A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

      At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

      With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

      Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

      Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

                               DIVIDENDS AND TAXES

Dividends

      The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

      See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares -- Determination of Net Asset Value."

Taxes

      The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

      Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

      Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

      Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

      Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

      Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and if more than 50% in the value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.


      No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

      If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

      A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


      The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield bonds"), as previously described. Some of these high yield bonds may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes, in such case. If the issuer of such high yield securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.


      The Fund may invest up to 10% of it total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions

      The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non- equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

      A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

      Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

Special Rules for Certain Foreign Currency Transactions

      In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

      Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

      The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain countries in which the Fund intends to invest. No such regulations have been issued to date.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Ordinary income and capital gain dividends may also be subject to state and local taxes.

      Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

      Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

      From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

      The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales loads in the case of Class A and Class D shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

      Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.


                                                  Class A Shares                          Class B Shares
                                      -------------------------------------   -------------------------------------
                                         Expressed as     Redeemable Value       Expressed as      Redeemable Value
                                         a percentage     of a hypothetical      a percentage     of a hypothetical
                                          based on a      $1,000 investment       based on a      $1,000 investment
                                         hypothetical       at the end of        hypothetical       at the end of
Period                                $1,000 investment      the period       $1,000 investment       the period
------                                -----------------   -----------------   -----------------   -----------------

                                                      Average Annual Total Return
                                              (including maximum applicable sales charges)
One Year Ended June 30, 1999 .........       8.59%             $1,085.90               9.37%            $1,093.70
Five Years Ended June 30, 1999 .......      (1.59)%            $  923.10                 --                    --
Inception (September 1, 1989) to
  June 30, 1999 ......................       5.60%             $1,708.80                 --                    --
Inception (July 1, 1994) to
  June 30, 1999 ......................        --                  --                  (1.48)%           $  928.30

                                                         Annual Total Return
                                              (excluding maximum applicable sales charges)

Year Ended June 30,
   1999 ..............................      14.60%             $1,146.00              13.37%            $1,133.70
   1998 ..............................     (36.00)%            $  640.00             (36.68)%           $  633.20
   1997 ..............................      17.66%             $1,176.60              16.39%            $1,163.90
   1996 ..............................      14.82%             $1,148.20              13.63%            $1,136.30
   1995 ..............................      (1.67)%            $  983.30                 --                   --
   1994 ..............................      28.73%             $1,287.30                 --                   --
   1993 ..............................       5.17%             $1,051.70                 --                   --
   1992 ..............................      17.02%             $1,170.20                 --                   --
   1991 ..............................      (4.45)%            $  955.50                 --                   --
Inception (July 1, 1994) to
  June 30, 1995 ......................         --                     --              (2.22)%           $  977.80
Inception (September 1, 1989) to
  June 30, 1990 ......................      22.29%             $1,222.90                --                    --

                                                         Aggregate Total Return
                                              (including maximum applicable sales charges)

Inception (September 1, 1989) to
  June 30, 1999 ......................      70.88%             $1,708.80                --                    --
Inception (July 1, 1994) to
  June 30, 1999 ......................        --                    --                (7.17)%             $928.30

                                                  Class C Shares                          Class D Shares
                                      -------------------------------------   -------------------------------------
                                         Expressed as     Redeemable Value       Expressed as      Redeemable Value
                                         a percentage     of a hypothetical      a percentage     of a hypothetical
                                          based on a      $1,000 investment       based on a      $1,000 investment
                                         hypothetical       at the end of        hypothetical       at the end of
Period                                $1,000 investment      the period       $1,000 investment       the period
------                                -----------------   -----------------   -----------------   -----------------

                                                         Annual Total Return
                                              (including maximum applicable sales charges)
One Year Ended June 30, 1999 .........      12.42%             $1,124.20               8.26%            $1,082.60
Inception (October 21, 1994) to
  June 30, 1999 ......................      (4.45)%            $  807.80              (4.79)%           $  794.40

                                                      Average Annual Total Return
                                              (excluding maximum applicable sales charges)

Year Ended June 30,
   1999 ..............................      13.42%             $1,134.20              14.26%            $1,142.60
   1998 ..............................     (36.69)%            $  633.10             (36.13)%           $  638.70
   1997 ..............................      16.37%             $1,163.70              17.30%            $1,173.00
   1996 ..............................      13.68%             $1,136.80              14.55%            $1,145.50
Inception (October 21, 1994) to
  June 30, 1995 ......................     (14.97)%            $  850.30             (14.49)%           $  855.10

                                                         Aggregate Total Return
                                              (including maximum applicable sales charges)

Inception (October 21, 1994) to
  June 30, 1999 ......................     (19.22)%            $  807.80             (20.56)%           $  794.40

      In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares," the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

      On occasion, the Fund may compare its performance to various indices including the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

      Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                               GENERAL INFORMATION

Description of Shares

      The Fund was incorporated under Maryland law on April 14, 1989. At the date of this Statement of Additional Information, it has an authorized capital of 400,000,000 shares of Common Stock, par value of $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

      Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 10% of the outstanding shares of the Fund. Voting rights for Directors are not cumulative. Shares issued are fully paid and nonassessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Fund. A Director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

      The Manager provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The proceeds realized by the Manager upon the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of the unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

Independent Auditors

      Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540 has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

      Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts, 02119, acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside of the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

Transfer Agent

      Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

Legal Counsel

      Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

Reports to Shareholders

      The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

      Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

      Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.


      To the knowledge of the Fund, no person or entity owned beneficially 5% or more of a class of the Fund's shares as of October 1, 1999

                              FINANCIAL STATEMENTS


      The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                     PART C

ITEM 23. Exhibits

       Exhibit
        Number    Description
       -------    -----------
         1(a) --  Articles of Incorporation of the Registrant, dated April 13,
                  1989.(a)
          (b) --  Articles of Amendment to the Articles of Incorporation of the
                  Registrant, dated May 17, 1989.(a)
          (c) --  Articles of Amendment to the Articles of Incorporation of the
                  Registrant, dated June 16, 1989.(a)
          (d) --  Form of Articles Supplementary to the Articles of Incoporation
                  of the Registrant.(a)
          (e) --  Articles of Amendment to the Articles of Incorporation of the
                  Registrant, dated October 17, 1994.(c)
          (f) --  Articles Supplementary to the Articles of Incorporation of the
                  Registrant, dated October 17, 1994.(c)
         2    --  By-Laws of the Registrant. (c)
         3    --  Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of
                  Incorporation, as amended and supplemented, and By-Laws of the
                  Registrant.(d)
         4(a) --  Management Agreement between the Registrant and Merrill Lynch
                  Asset Management, Inc. dated June 19, 1989.(c)
          (b) --  Supplement to Management Agreement between the Registrant and
                  Merrill Lynch Asset Management, L.P. dated January 3, 1994.(a)
          (c) --  Form of Sub-Advisory Agreement between Merrill Lynch Asset
                  Management, L.P. and Merrill Lynch Asset Management U.K.
                  Limited.(e)
         5(a) --  Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, a division of Princeton
                  Funds Distributor, Inc. (the "Distributor").(b)
          (b) --  Class B Shares Distribution Agreement between the Registrant and the Distributor.(a)
          (c) --  Letter Agreement between the Registrant and the Distributor with respect to the Merrill Lynch Mutual Fund Advisor
                  Program.(f)
          (d) --  Class C Shares Distribution Agreement between the Registrant and the Distributor.(b)
          (e) --  Class D Shares Distribution Agreement between the Registrant and the Distributor.(b)
         6    --  None.
         7    --  Custody Agreement between the Registrant and Brown Brothers
                  Harriman & Co.(g)
         8(a) --  Transfer Agency, Dividend Disbursing Agency and Shareholder
                  Servicing Agency Agreement between the Registrant and Merrill
                  Lynch Financial Data services, Inc. (now known as Financial
                  Data Services, Inc.).(c)
          (b) --  Form of License Agreement relating to the use of name between the Registrant and Merrill Lynch & Co., Inc.(c)
         9(a) --  Opinion of Brown & Wood LLP, counsel to the Registrant.(i)
          (b) --  Consent of Brown & Wood LLP, counsel to the Registrant.
        10    --  Consent of Deloitte & Touche LLP, independent auditors for the
                  Registrant.
        11    --  None.
        12    --  Certificate of Merrill Lynch Asset Management, Inc.(c)
        13(a) --  Class B Distribution Plan and Class B Distribution Plan
                  Sub-Agreement of the Registrant.(a)
          (b) --  Form of Class C Distribution Plan and Class C Distribution
                  Plan Sub-Agreement of the Registrant.(b)
          (c) --  Form of Class D Distribution Plan and Class D Distribution
                  Plan Sub-Agreement of the Registrant.(b)
        14    --  None
        15    --  Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule
                  18f-3.(h)

----------
(a) Filed on May 13, 1994, as an Exhibit to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-28248) (the "Registration Statement").

(b) Filed on October 17, 1994, as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement.

(c) Filed on October 25, 1995, as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.

(d)   Reference is made to Article V, Article VI, Article VII, Article VIII and
      Article X of the Registrant's Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and
      Article XIV of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.
(e) Filed on September 29, 1997, as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.
(f) Filed on October 28, 1993, as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement.
(g) Filed on October 28, 1996, as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(h) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 15, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Securities Trust (File No. 2-99473).
(i) Filed on July 21, 1989, as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement and refiled as an Exhibit to Post-Effective Amendment No. 14 to the Registration Statement pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") requirements.


Item 24. Persons Controlled by or Under Common Control with the Registrant

      Not applicable.

Item 25. Indemnification

      Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

      Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeaseance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

      The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

      In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

      Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser


      Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.


      Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi- State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund,

Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured FundIV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

      The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111- 2665. The address of the Investment Adviser, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


      Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.


                                                    Other Substantial Business,
                           Position(s) with the         Profession, Vocation
Name                             Manager                    or Employment
-----                      --------------------     ---------------------------
ML & Co..................  Limited Partner          Financial Services Holding
                                                    Company; Limited Partner of
                                                    FAM

Princeton Services.......  General Partner          General Partner of FAM

Jeffrey M. Peek..........  President                President of FAM; President
                                                    and Director of Princeton
                                                    Services; Executive Vice
                                                    President of ML & Co.;
                                                    Managing Director and
                                                    Co-Head of the Investment
                                                    Banking Division of Merrill
                                                    Lynch in 1997

                                                    Other Substantial Business,
                           Position(s) with the         Profession, Vocation
Name                             Manager                    or Employment
-----                      --------------------     ---------------------------
Terry K. Glenn...........  Executive Vice           Executive Vice President of
                           President                FAM; Executive Vice
                                                    President and Director of
                                                    Princeton Services;
                                                    President and Director of
                                                    PFD; Director of FDS;
                                                    President of Princeton
                                                    Administrators

Gregory A. Bundy.........  Chief Operating Officer  Chief Operating Officer and
                           and Managing Director    Managing Director of FAM;
                                                    Chief Operating Officer and
                                                    Managing Director of
                                                    Princeton Services; Co-CEO
                                                    of Merrill Lynch Australia
                                                    from 1997 to 1999


Donald C. Burke..........  Senior Vice President,   Senior Vice President and
                           Treasurer and            Treasurer of FAM; Senior
                           Director of Taxation     Vice President and Treasurer
                                                    of Princeton Services; Vice
                                                    President of PFD; First Vice
                                                    President of the Manager
                                                    from 1997 to 1999; Vice
                                                    President of the Manager
                                                    from 1990 to 1997


Michael G. Clark.........  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services;
                                                    Treasurer and Director of
                                                    PFD; First Vice President of
                                                    the Manager from 1997 to
                                                    1999; Vice President of the
                                                    Manager from 1996 to 1997

Robert C. Doll...........  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services; Chief
                                                    Investment Officer of
                                                    Oppenheimer Funds, Inc. in
                                                    1999 and Executive Vice
                                                    President thereof from 1991
                                                    to 1999

Linda L. Federici........  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services

Vincent R. Giordano......  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services

Michael J. Hennewinkel...  Senior Vice President,   Senior Vice President,
                           Secretary and General    Secretary and General
                           Counsel                  Counsel of FAM; Senior Vice
                                                    President of Princeton
                                                    Services

Philip L. Kirstein.......  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President,
                                                    Secretary, General Counsel
                                                    and Director of Princeton
                                                    Services

Debra W. Landsman-Yaros..  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services;
                                                    Vice President of PFD

Stephen M. M. Miller.....  Senior Vice President    Executive Vice President of
                                                    Princeton Administrators;
                                                    Senior Vice President
                                                    of Princeton Services

Joseph T. Monagle, Jr. ..  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services

Brian A. Murdock.........  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services

Gregory D. Upah..........  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services

      Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch

Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.


      Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1997, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn, Burke and Albert are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26.

                         Position With           Other Substantial Business,
Name                        MLAM U.K.        Profession, Vocation or Employment
-----                 ---------------------  ----------------------------------

Terry K. Glenn....... Director and Chairman  Executive Vice President of the
                                             Manager and FAM; Executive Vice
                                             President and Director of Princeton
                                             Services; President and Director of
                                             PFD; President of Princeton
                                             Administrators

Alan J. Albert....... Senior Managing        Vice President of the Manager
                      Director


Nicholas C.D. Hall... Director               Director of Merrill Lynch Europe
                                             PLC.; General Counsel of Merrill
                                             Lynch International Private Banking
                                             Group


Donald C. Burke...... Treasurer              Senior Vice President and Treasurer
                                             of the Manager and FAM; Director of
                                             Taxation of MLAM; Senior Vice
                                             President and Treasurer of
                                             Princeton Services; Vice President
                                             of PFD; First Vice President of the
                                             Manager from 1997 to 1999; Vice
                                             President of the Manager from 1990
                                             to 1997


Carol Ann Langham.... Company Secretary      None

Debra Anne Searle.... Assistant Company      None
                      Secretary

Item 27. Principal Underwriters

      (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

      (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                               Position(s) and Office(s)     Position(s) and Office(s) with
Name                                   with PFD                        Registrant
-----                          -------------------------     ------------------------------
Terry K. Glenn..............   President and Director        President and Director
Michael G. Clark............   Treasurer and Director        None
Thomas J. Verage............   Director                      None
Robert W. Crook.............   Senior Vice President         None
Michael J. Brady............   Vice President                None
William M. Breen............   Vice President                None
Donald C. Burke.............   Vice President                Vice President and Treasurer
James T. Fatseas............   Vice President                None
Debra W. Landsman-Yaros.....   Vice President                None
Michelle T. Lau.............   Vice President                None
Salvatore Venezia...........   Vice President                None
William Wasel...............   Vice President                None
Robert Harris...............   Secretary                     None

      (c) Not applicable.

Item 28. Location of Accounts and Records

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services

      Other than as set forth under the caption "Management of the Fund -- Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 29th day of October, 1999.



                                      MERRILL LYNCH DEVELOPING CAPITAL
                                             MARKETS FUND, INC.
                                                (Registrant)


                                      By       /s/ Donald C. Burke
                                        ------------------------------------
                                          (Donald C. Burke, Vice President
                                                   and Treasurer)


      Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Signature                         Title                   Date
            ---------                         -----                   ----

         TERRY K. GLENN*             President and Director
---------------------------------      (Principal Executive
        (Terry K. Glenn)               Officer)

        DONALD C. BURKE*             Vice President and
---------------------------------      Treasurer (Principal
       (Donald C. Burke)               Financial and
                                       Accounting Officer)

          DONALD CECIL*              Director
---------------------------------
         (Donald Cecil)

        EDWARD H. MEYER*             Director
---------------------------------
       (Edward H. Meyer)

       CHARLES C. REILLY*            Director
---------------------------------
      (Charles C. Reilly)

        RICHARD R. WEST*             Director
---------------------------------
       (Richard R. West)

         ARTHUR ZEIKEL*              Director
---------------------------------
        (Arthur Zeikel)

       EDWARD D. ZINBARG*            Director
---------------------------------
      (Edward D. Zinbarg)


*By:   /s/DONALD C. BURKE                                       October 29, 1999
    -----------------------------
         (Donald C. Burke,
         Attorney-in-Fact)

                                  EXHIBIT INDEX


Exhibit
Numbers     Description
-------     -----------


  9(a) --   Opinion of Brown & Wood LLP, counsel to the Registrant.


  9(b) --   Consent of Brown & Wood LLP, counsel to the Registrant.

 10    --   Consent of Deloitte & Touche LLP, independent auditors for the
            Registrant.